SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 19, 1999
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                          HERTZ TECHNOLOGY GROUP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                  00-21679                13-3896069
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(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

                   75 Varick Street, New York, New York 10013
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (212) 634-4000
                                                           --------------

                                       NA
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          (Former name or former address, if changed since last report)

Item 4: Changes in Registrant's Certifying Accountant

      By mutual agreement with the Registrant, Arthur Andersen LLP ("Arthur Andersen"), the Registrant's independent auditors for the last several years, will not stand for reelection as the Registrant's auditors for the fiscal year ending August 31, 1999.

      (a) Arthur Andersen's reports on the Registrant's financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principals.

      (b) The decision to change accountants was approved by the Registrant's Audit Committee.

      (c) During the Registrant's two most recent fiscal years and thereafter there was no disagreements with Arthur Andersen on any matter of accounting principles, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        HERTZ TECHNOLOGY GROUP, INC.


                                        By: /s/ Eli E. Hertz
                                           -------------------------------------
                                           Eli E. Hertz, Chairman, President and
                                           Chief Executive Officer

Dated: January 25, 1999


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